Exhibit 99.1

QT Imaging Holdings Announces Completion of Business Combination with GigCapital5

Combined Company’s Innovative Body Imaging Scanning Systems Using Low Frequency Sound Waves

Provide Critical Solutions for Detection, Diagnosis, and Treatment of Disease

QT Imaging Holdings Expected to Begin Trading on NASDAQ Under Ticker Symbol “QTI” on March 5, 2024

NOVATO, Calif. & PALO ALTO, Calif., March 04, 2024 –(BUSINESS WIRE)– QT Imaging Holdings, Inc. a medical device company engaged in the research, development, and commercialization of innovative body imaging systems using low frequency sound waves, and GigCapital5, Inc. (“GigCapital5”; Nasdaq: GIA, GIAFW), a Private-to-Public Equity (PPE)TM entity also known as special purpose acquisition company (“SPAC”), today announced the completion of their previously announced business combination (the “Business Combination”). The Business Combination was approved at the Annual Meeting of GigCapital5’s stockholders on February 20, 2024. Upon completion of the Business Combination, the combined company changed its name to QT Imaging Holdings, Inc. (“QT Imaging”). QT Imaging’s shares of common stock are expected to commence trading on the NASDAQ on March 5, 2024, under the new ticker “QTI”.

Doctors and hospitals are increasingly turning to medical imaging to screen for and diagnose cancer, support and monitor ongoing cancer treatment (drugs, radiation, and surgery), and offer non-invasive surgical options for patients. This has resulted in a major market opportunity—the annual worldwide medical imaging market currently is estimated to be worth approximately $40 billion, with $10 billion coming from the United States.1 Global cancer screening, with an approximately $150 billion market size in 2022, is expected to grow at a CAGR of 12% and reach approximately $472 billion in 2033.2 Breast cancer detection and diagnostic technologies (including mammography, MRI, ultrasound, etc.) are a meaningful part of the medical imaging market and are estimated to represent a $4.6 billion global market in 2023 with an ongoing CAGR of 8%.3

QT Imaging, with the support of nearly $17.8 million in financial support from the U.S. National Institutes of Health and significant funding from private investors since its inception in 2014, has developed a novel, comprehensive body imaging technology that has high resolution, high sensitivity, high specificity, high positive and negative predictive values, and is safe and inexpensive. The technology is based on low frequency transmitted sound and uses a one-of-a-kind novel sound back-scatter design and inverse-scattering reconstruction to create its images.

The QT Imaging Breast Acoustic CTTM Scanner, with its already granted FDA clearance as adjunct to mammography, sets a new standard in breast imaging excellence. Unlike traditional mammography, this state-of-the-art system offers numerous key advantages to a patient-centric approach. By eliminating uncomfortable breast compression, radiation exposure, and the need for contrast agents or injections, this innovative system prioritizes patient comfort and safety while delivering high-quality, high-resolution 3D images. Also, in overcoming the limitations of traditional methods, the QT Imaging scanner ensures consistent and reproducible image quality for patients with dense breast tissue or implants, backed by rigorous validation from the National Institutes of Health. Those differentiating and state-of-the-art characteristics have already attracted the attention of and led to a commercialization partnership with one of the world’s major medical equipment providers, as QTI Imaging recently announced.

Dr. John Klock, Chief Executive Officer and Founder of QT Imaging, said, “The completion of our business combination with GigCapital5 and emergence as a publicly-traded company is a landmark achievement for QT Imaging, and one that we would not have reached without the hard work and focus of our dedicated employees and the support of our partners at GigCapital5, more so in this very difficult time for fund raising and growing micro-cap companies. By introducing the first body-safe imaging technology into the marketplace, we are creating disruptive innovation, a dedication to using technology, as well as software, artificial intelligence, and smart physics, to improve medical imaging and thus healthcare quality and access. As a public company, we plan to stay committed to building value for shareholders by continuing to address issues presented by conventional imaging technologies with our accurate, safe, less expensive, easily deployable imaging solutions.”

Dr. Avi Katz, Founding Managing Partner of GigCapital Global and Executive Chairman of the Board of GigCapital5, said, “The GigCapital team is very proud to have closed our fifth business combination since inception in 2017, GigCapital5 with QT Imaging. We are pleased to continue to support QT Imaging’s journey as a publicly held company, as part of its Board of Directors and other functions as the company enters its next phase of innovation and growth. This combination is yet again a successful demonstration of our Private-to-Public Equity (PPE)™ methodology, but, as importantly, of our commitment to supporting companies in the medical device space, with a clear purpose of improving the global health outcomes, and delivering solutions that are safe, affordable, accessible, and centered on the patient’s experience.”

Advisors

Brown Rudnick LLP is serving as legal counsel, and BPM is serving as auditor to QT Imaging. William Blair is serving as Capital Markets Advisor, DLA Piper LLP (US) is serving as legal counsel, and BPM LLP is serving as auditors to GigCapital5. Proskauer Rose LLP is serving as legal counsel to William Blair. Exit Strategy Partners, LLC introduced the parties and advised QT Imaging in the transaction.

About QT Imaging

QT Imaging Holdings, Inc. is a medical device company engaged in the research, development, and commercialization of innovative body imaging systems using low frequency sound waves. QT Imaging strives to improve global health outcomes. Its strategy is predicated upon the fact that medical imaging is critical to the detection, diagnosis, and treatment of disease and that it should be safe, affordable, accessible, and centered on the patient’s experience. For more information on QT Imaging please visit the company’s website at www.qtimaging.com.

About GigCapital5

GigCapital5, Inc. is a Private-to-Public Equity (PPE)™ company, also known as a blank check company or special purpose acquisition company (SPAC), focusing on the technology, media and telecommunications (TMT) and sustainable industries. It was sponsored by GigAcquisitions5, LLC, which was founded by GigFounders, LLC, each a member entity of GigCapital Global, and formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination with one or more businesses.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding QT Imaging’s management team’s expectations, hopes, beliefs, intentions, plans, prospects or strategies regarding the future, including possible business combinations, revenue growth and financial performance, product expansion and services. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements.

In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this press release are based on our current expectations and beliefs made by the management of QT Imaging in light of their respective experience and their perception of historical trends, current conditions and expected future developments and their potential effects on QT Imaging as well as other factors they believe are appropriate in the circumstances. There can be no assurance that future developments affecting QT Imaging will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the parties) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including regulatory approvals, product and service acceptance, and that QT Imaging will have sufficient capital to operate as anticipated. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respect from those projected in these forward-looking statements. Additional factors that could cause actual results to differ are discussed under the heading “Risk Factors” and in other sections of QT Imaging’s (and its predecessor, GigCapital5, Inc.) filings with the SEC, and in its current and periodic reports filed or furnished from time to time with the SEC. All forward-looking statements in this press release are made as of the date hereof, based on information available to QT Imaging as of the date hereof, and QT Imaging assume no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

[1]

See, Fortune Business Insight, Medical Imaging Market Size, Share & COVID-19 Impact Analysis, Type (Magnetic Resonance Imaging, Computer Tomography, X-ray, Ultrasound, and Molecular Imaging), By Application (Cardiology, Neurology, Orthopedics, Gynecology, Oncology, and Others), by End User (Hospitals, Specialty Clinics, Diagnostic Imaging Centers, and Others), and Regional Forecast, 2021-2028 (Jan. 2022), available at https://www.fortunebusinessinsights.com/industry-reports/medical-imagingequipment-market-100382.

[2]

See, Market.us, Global Cancer Screening Market by Type, by Application (Medical, and Biology), by Region, and Key Companies - Industry Segment Outlook, Market Assessment, Competition Scenario, Trends and Forecasts 2023-2033 (Jan. 2023), available at https://market.us/report/cancer-screening-market/.

[3]

See, ReportLinker, Global Breast Imaging Technologies Market to Reach $5.8 Billion by 2030 (Feb. 2, 2023), available at https://finance.yahoo.com/news/global-breast-imaging-technologies-market-192600736.html?guccounter=1.

Contacts

For GigCapital5:

ICR

Brian Ruby

Brian.ruby@icrinc.com